LEGG MASON
                                      GROUP
                                 CODE OF ETHICS












                              Dated: June 1, 2004




                                TABLE OF CONTENTS

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         Topic                                                                       Page

I. Introduction                                                                         1

         A. Individuals Covered by the Code                                             1

         B. Fiduciary Duty                                                              1

                  1.       Clients Come First                                           1
                  2.       Avoid Taking Advantage                                       1
                  3.       Comply with the Code                                         1

         C.       Application of the Code to Non-Employee Directors                     1

II.      Personal Securities Transactions Involving Legg Mason Funds                    2

         A.       Preclearance Of Transactions in Legg Mason Funds                      2

                  1.       General Requirement                                          2
                  2.       Legg Mason Fund Trade Authorization Request Forms            2
                  3.       Review of Form                                               2
                  4.       Length of Trade Authorization Approval                       2
                  5.       No Explanation Required for Refusals                         3

         B.       Execution of Transactions in Legg Mason Funds                         3

         C.       Prohibited Transactions in Legg Mason Funds                           3
                  1.       60-Day Holding Period                                        3
                  2.       Other Prohibited Trading                                     3

         D.       Exemptions for Transactions in Legg Mason Funds                       3

                  1. Exemptions from Preclearance                                       3

                           a.       Transactions in Certain 401(k) Accounts             3

                  2.       Exemptions from Preclearance and Treatment as a Prohibited
                              Transaction                                               3

                           a.       Legg Mason Money Market Funds                       3
                           b.       No Knowledge                                        4
                           c.       Systematic Investment/Withdrawal Plans              4

         E. Reporting Requirements for Transactions in Legg Mason Funds                 4

III.     Personal Securities Transactions Not Involving Legg Mason Funds                4

         A. Preclearance Requirements for Access Persons                                4

                  1.       General Requirement                                          4
                  2.       Trade Authorization Requests                                 4
                  3.       Review of Form                                               5
                  4.       Length of Trade Authorization Approval                       5
                  5.       No Explanation Required for Refusals                         5

         B. Execution of Personal Securities Transactions                               5

         C. Prohibited Transactions                                                     6

                  1. Always Prohibited Securities Transactions                          6

                           a.       Inside Information                                  6
                           b.       Market Manipulation                                 6
                           c.       Others                                              6

                  2. Generally Prohibited Securities Transactions                       6

                           a.       Initial Public Offerings
                                    (Investment Personnel only)                         6
                           b.       One Day Blackout
                                    (All Access Persons)                                6
                           c.       Seven-Day Blackout
                                    (Portfolio Managers only)                           6
                           d.       60-Day Blackout (Investment
                                    Personnel only)                                     6
                           e.       Private Placements (Investment
                                    Personnel only)                                     7

         D. Exemptions 7

                  1.       Exemptions from Preclearance and Treatment as
                           a Prohibited Transaction                                     7

                           a.       Mutual Funds                                        7
                           b.       No Knowledge                                        7
                           c.       Legg Mason, Inc. Stock                              7
                           d.       Certain Corporate Actions                           8
                           e.       Systematic Investment Plans                         8
                           f.       Option-Related Activity                             8
g.       Commodities, Futures, and Options
                                    on Futures                                          8
                           h.       Rights                                              8
                           i.       Miscellaneous                                       8

                  2. Exemption from Treatment as a Prohibited Transaction               9

                           a. De Minimis Transactions                                   9

                                    i.      Equity   Securities                         9
                                    ii.     Fixed Income Securities                     9

                           b. Options on Broad-Based Indices                            9

         E. Reporting Requirements                                                      9

                  1.       Initial and Periodic Disclosure of Personal Holdings
                           by Access Persons                                            9
2.       Transaction and Periodic Statement Reporting
                           Requirements                                                 9
                  3.       Disclaimers                                                 10
                  4.       Availability of Reports                                     10

IV. Fiduciary Duties                                                                   10

         A. Confidentiality                                                            10

         B. Gifts                                                                      10

                  1.       Accepting Gifts                                             10
                  2.       Solicitation of Gifts                                       11
                  3.       Giving Gifts                                                11

         C. Corporate Opportunities                                                    11

         D. Undue Influence                                                            11

         E. Service as a Director                                                       11

V.       Compliance with the Code of Ethics                                             11

         A. Code of Ethics Review Committee                                             11

                  1.       Membership, Voting and Quorum                                11
                  2.       Investigating Violations of the Code                         12
                  3.       Annual Reports                                               12

         B. Remedies 12

                  1. Sanctions 12 2. Review                                             12

         C. Exceptions to the Code                                                      13

         D. Inquiries Regarding the Code                                                13

VI. Definitions                                                                         13

         "Access Person"                                                                13
         "Beneficial Interest"                                                          14
         "Board of Directors"
         "Chief Compliance Officer"
         "Code"                                                                         14
         "Code of Ethics Review Committee"                                              14
         "Compliance Committee"                                                         15
         "Equivalent Security"                                                          15
         "Fund Adviser"                                                                 15
         "Immediate Family"                                                             15
         "Investment Personnel" and "Investment Person"                                 15
         "Legg Mason Capital Management"                                                15
         "Legg Mason Group"                                                             15
         "Legg Mason Legal and Compliance"                                              15
         "Legg Mason Fund" and "Fund"                                                   16
         "Legg Mason Funds Management"                                                  16
         "LMM"                                                                          16
         "Non-Employee Director"                                                        16
         "Portfolio Manager"                                                            16
         "Preclearance Officer"                                                         16
         "Securities Transaction"                                                       16
         "Security"                                                                     16

VII. Appendices to the Code                                                             17

         Appendix 1  -      Contact Persons                                             i
         Appendix 2  -      Acknowledgement of Receipt of Code of Ethics
                            and Personal Holdings Report                                ii
         Appendix 3 -       Legg Mason Fund Trade Authorization Request                 iv
         Appendix 4  -      Trade Authorization Request for Access Persons              v
         Appendix 5  -      Certification of Access Person's Designee                   vi
         Appendix 6  -      Form Letter to Broker, Dealer or Bank                       vii
         Appendix 8      -  Certification of No Beneficial Interest                     viii
         Appendix 9  -      New Account(s) Report                                       ix

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(6/1/2004)

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I.       INTRODUCTION

         A. Individuals Covered by the Code. All Access Persons1 are subject to the provisions of this Code.

         B. Fiduciary Duty. The Code is based on the principle that Access Persons owe a fiduciary duty to clients of the Legg Mason Group and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any client.

         As fiduciaries, Access Persons must at all times comply with the following principles:

               1. Clients Come First. Access Persons must scrupulously avoid serving their personal interests ahead of the interests of clients of the Legg Mason Group. An Access Person may not induce or cause a client to take action, or not to take action, for the Access Person's personal benefit, rather than for the benefit of the client. For example, an Access Person would violate this Code by causing a client to purchase a Security the Access Person owned for the purpose of increasing the price of that Security.

               2. Avoid Taking Advantage. Access Persons may not use their knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions, nor may they use their knowledge of the identity, size, or price of any Legg Mason Fund portfolio holding to engage in short-term or other abusive trading of the Legg Mason Funds. In addition, since the receipt of investment opportunities, perquisites, or gifts from persons seeking business with a Legg Mason Group could call into question the exercise of an Access Person's independent judgment, all Access Persons must comply with the provisions of the Code relating to these activities.

               3. Comply With the Spirit of the Code. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties.

         C. Application of the Code to Non-Employee Directors. This Code applies to Non-Employee Directors and requires Non-Employee Directors to comply with each of the provisions of Section II regarding transactions in Legg Mason Funds, with the exception of Section II.A requiring the preclearance of such transactions. Non-Employee Directors are also required in accordance with
Section III of this Code, which governs Securities Transactions in Securities other than Legg Mason Funds, to disclose information regarding personal holdings, securities transactions, and accounts in accordance with Sections III.E.1, and E.2. The other provisions of Section III of the Code requiring preclearance of trades (Section III.A.), execution of personal trades through Legg Mason Wood Walker, Incorporated (Section III.B.) and prohibited transactions (Section III.C.), and the provisions of Section IV of the Code regarding receipt of gifts (Section IV.B.), and restrictions on serving as a director of a publicly traded company (Section IV.E.) do not apply to Interested Directors.

(1) Capitalized words are define in Section VI (Definitions).


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II.      PERSONAL SECURITIES TRANSACTIONS INVOLVING LEGG MASON FUNDS

         A.       Preclearance of Transactions in Legg Mason Funds.

               1. General Requirement. Except for those transactions exempted by Section II.D, a Preclearance Officer must preclear each Securities Transaction (including any exchange) in which an Access Person has or acquires a Beneficial Interest in a Legg Mason Fund.

               2. Legg Mason Fund Trade Authorization Request Forms. Prior to entering an order for a Securities Transaction (including any exchange) involving a Legg Mason Fund, the Access Person must complete a Legg Mason Fund Trade Authorization Request form (Appendix 3) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations. In the event an Access Person is unable to complete a Legg Mason Fund Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the form and the Certification of Access Person's Designee (Appendix 5) and submit both forms to a Preclearance Officer.

               Proposed Securities Transactions for a Preclearance Officer must be submitted to another Preclearance Officer for approval.

               3. Review of Form. After receiving a completed Legg Mason Fund Trade Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past transactions by the Access Person in the relevant Fund(s), as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted must be reflected on the form. The Preclearance Officer should provide one copy of the completed form to the Chief Compliance Officer and one copy to the Access Person seeking authorization.

                    NO ORDER MAY BE PLACED PRIOR TO THE RECEIPT BY THE ACCESS PERSON OF WRITTEN AUTHORIZATION OF THE TRANSACTION BY A PRECLEARANCE OFFICER. VERBAL APPROVALS ARE NOT PERMITTED.

               4. Length of Trade Authorization Approval. The authorization provided by a Preclearance Officer is effective until the earlier of (1) its revocation, (2) the close of business on the trading day immediately following the day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Legg Mason Fund Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed.

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               5.   No Explanation Required for Refusals. In some cases, a
                    Preclearance Officer may refuse to authorize a Securities Transaction involving a Legg Mason Fund for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing any authorization request.

         B. Execution of Transactions in Legg Mason Funds. Unless an exception is provided in writing by the Chief Compliance Officer, all transactions in Legg Mason Funds shall be executed through Legg Mason Wood Walker, Incorporated.

         C. Prohibited Transactions in Legg Mason Funds.

                  1. 60-Day Holding Period. No Access Person may sell (or exchange out of) shares of a Legg Mason Fund in which the Access Person has a Beneficial Interest within sixty (60) calendar days of a purchase of (or exchange into) shares of the same Legg Mason Fund for the same account, including any individual retirement account or 401(k) participant account.

                  2. Other Prohibited Trading. No Access Person may use his or her knowledge of the identity, size, or price of any Legg Mason Fund portfolio holding to engage in any trade or short-term trading strategy involving such Fund that in the sole discretion of a Preclearance Officer may conflict with the best interests of the Fund and its shareholders.

         D. Exemptions for Transactions in Legg Mason Funds.

                  1. Exemptions from Preclearance. The following Securities Transactions involving Legg Mason Funds are exempt from the preclearance requirements set forth in Section II.A:

                           a. Transactions in Certain 401(k) Accounts. Acquisitions or sales of Legg Mason Funds through an Access Person's 401(k) participant account.

                  2. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions involving Legg Mason Funds are exempt from the preclearance requirements set forth in
                           Section II.A and the prohibited transaction restrictions set forth in Section II.C:

                           a. Legg Mason Money Market Funds. Acquisitions or sales of Legg Mason Funds that are money market funds.


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                           b.       No Knowledge. Acquisitions or sales of Legg
                                    Mason Funds where the Access Person has no knowledge of the transaction before it is completed (for example, transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

c.                                  Systematic Investment/Withdrawal Plans.
                                    Acquisitions or sales of Legg Mason Funds pursuant to a systematic investment or withdrawal plan that has previously been approved by a Preclearance Officer. A systematic investment or withdrawal plan is one pursuant to which a prescribed purchase or sale will be made automatically on a regular, predetermined basis without affirmative action by the Access Person (for example, dividend reinvestments, Legg Mason Future First, or automated payroll deduction investments by 401(k) participants).

         E. Reporting Requirements for Transactions in Legg Mason Funds. Each Access Person must arrange for the Chief Compliance Officer to receive directly from Legg Mason Wood Walker, Incorporated (or the Access Person's other approved brokerage firm) duplicate copies of each confirmation for each transaction involving a Legg Mason Fund and periodic statements for each account in which such Access Person has a Beneficial Interest and that holds Legg Mason Funds. Access Persons will not be required to arrange for the delivery of duplicate copies of 401(k) participant account statements.

III.     PERSONAL SECURITIES TRANSACTIONS NOT INVOLVING LEGG MASON FUNDS

         A.       Preclearance Requirements for Access Persons.

               1. General Requirement. Except for the transactions specified in Section III.D.1, any Securities Transaction in which an Access Person has or acquires a Beneficial Interest must be precleared with a Preclearance Officer.

               2. Trade Authorization Requests. Prior to entering an order for a Securities Transaction that requires preclearance, the Access Person must complete a Trade Authorization Request form (Appendix 4) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations.

                    In the event an Access Person is unable to complete a Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the Trade Authorization Request form and the Certification of Access Person's Designee (Appendix 5) and submit both forms to a Preclearance Officer.

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                    Proposed Securities Transactions of a Preclearance Officer
                    that require preclearance must be submitted to another Preclearance Officer.

               3. Review of Form. After receiving a completed Trade Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions effected by the Legg Mason Group, as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Preclearance Officer should provide one copy of the completed form to the Chief Compliance Officer and one copy to the Access Person seeking authorization.

                    NO ORDER FOR A SECURITIES TRANSACTION FOR WHICH PRECLEARANCE AUTHORIZATION IS REQUIRED MAY BE PLACED PRIOR TO THE RECEIPT OF WRITTEN AUTHORIZATION OF THE TRANSACTION BY A PRECLEARANCE OFFICER. VERBAL APPROVALS ARE NOT PERMITTED.

               4. Length of Trade Authorization Approval. The authorization provided by a Preclearance Officer is effective until the earlier of (1) its revocation, (2) the close of business on the trading day immediately following the day on which authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed. If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

               5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

         B. Execution of Personal Securities Transactions. Unless an exception is provided in writing by the Chief Compliance Officer, all transactions in Securities subject to the preclearance requirements shall be executed through Legg Mason Wood Walker, Incorporated.



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         C. Prohibited Transactions.

                  1. Always Prohibited Securities Transactions. The following Securities Transactions are prohibited and will not be authorized under any circumstances:

                           a. Inside Information. Any transaction in a Security by an Access Person who possesses material nonpublic information regarding the Security or the issuer of the Security;

                           b. Market Manipulation. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading;

                           c. Others. Any other transaction deemed by the Preclearance Officer to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

                  2. Generally Prohibited Securities Transactions. Unless exempted by Section III.D, the following Securities Transactions are prohibited and will not be authorized by a Preclearance Officer absent exceptional circumstances. The prohibitions apply only to the categories of Access Persons specified.

               a. Initial Public Offerings (INVESTMENT PERSONNEL ONLY). Any purchase of a Security by Investment Personnel in an initial public offering (other than a new offering of a registered open-end investment company);

               b. One Day Blackout (ALL ACCESS PERSONS). Any purchase or sale of a Security by an Access Person on any day during which any Legg Mason Group client has a pending buy or sell order, or has effected a buy or sell transaction, in the same Security (or Equivalent Security);

               c. Seven-Day Blackout (PORTFOLIO MANAGERS ONLY). Any purchase or sale of a Security by a Portfolio Manager within seven calendar days of a purchase or sale of the same Security (or Equivalent Security) by a Legg Mason Group client account managed by that Portfolio Manager. For example, if a client account trades a Security on day one, day eight is the first day the Portfolio Manager may trade that Security for an account in which he or she has a Beneficial Interest;

               d. 60-Day Blackout (INVESTMENT PERSONNEL ONLY). (1) Purchase of a Security in which an Investment Person thereby acquires a Beneficial Interest within 60 days of a sale of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, and (2) sale of a Security in which an Investment Person has a Beneficial Interest within 60 days of a purchase of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, if, in either case, a Legg Mason Group client account held the same Security at any time during the 60 day


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                    period prior to the proposed Securities transaction; unless the Investment Person agrees to give up all profits on the transaction to a charitable organization specified in accordance with Section V.B.I. Of course, Investment Personnel must place the interests of clients first; they may not avoid or delay purchasing or selling a security for a client in order to profit personally; and

               e. Private Placements (INVESTMENT PERSONNEL ONLY). Acquisition of a Beneficial Interest in Securities in a private placement by Investment Personnel is strongly discouraged. A Preclearance Officer will give permission only after considering, among other facts, whether the investment opportunity should be reserved for a client account and whether the opportunity is being offered to the person by virtue of the person's position as an Investment Person. Investment Personnel who have acquired a Beneficial Interest in Securities in a private placement are required to disclose their Beneficial Interest to the Chief Compliance Officer. If the Investment Person is subsequently involved in a decision to buy or sell a Security (or an Equivalent Security) from the same issuer for a client account, then the decision to purchase or sell the Security (or an Equivalent Security) must be independently authorized by a Portfolio Manager with no personal interest in the issuer.

         D. Exemptions.

                  1. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the preclearance requirements set forth in Section III.A. and the prohibited transaction restrictions set forth in
                           Section III.C.2:

                           a. Mutual Funds. Any purchase or sale of a Security issued by any registered open-end investment companies other than a Legg Mason Fund (including College Savings Plans established under Section 529(a) of the Internal Revenue Code known as "Section 529 Plans" regardless of whether they offer Legg Mason Funds);

                           b. No Knowledge. Securities Transactions where the Access Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                           c. Legg Mason, Inc. Stock. Any purchase or sale of Legg Mason, Inc. stock. (From time to time, Legg Mason, Inc. may restrict the ability of any employee of a Fund Adviser, including the Legg Mason Group, to purchase or sell Legg Mason, Inc. stock.);

                           d. Certain Corporate Actions. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities;

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                            e.      Systematic Investment Plans. Any acquisition
                                    of a security pursuant to a systematic
                                    investment plan that has previously been approved pursuant to the Code. A systematic investment plan is one pursuant to which a prescribed investment will be made automatically on a regular, predetermined basis without affirmative action by the Access Person;

                            f. Options-Related Activity. Any acquisition or disposition of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections III.A. and III.C. are not applicable to the sale of the underlying security;

                            g.        Commodities, Futures, and Options on
                                    Futures. Any Securities Transaction
                                    involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures;

                           h. Rights. Any acquisition of Securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                           i. Miscellaneous. Any transaction in the following: (1) bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, and (6) other Securities as may from time to time be designated in writing by the Compliance Committee on the ground that the risk of abuse is minimal or non-existent.


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2.                                  Exemption from Treatment as a Prohibited
                                    Transaction. The following Securities
                                    Transactions are exempt from the prohibited transaction restrictions that are set forth in Section III.C.2. THEY ARE NOT EXEMPT FROM THE PRECLEARANCE REQUIREMENTS SET FORTH IN
                                    SECTION III.A:

a.                                  De Minimis Transactions. The prohibitions in
                                    Section III.C.2.b and C.2.c are not
                                    applicable to the following transactions:

i. Equity Securities. Any equity Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

ii. Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

b. Options on Broad-Based Indices. The prohibitions in Section III.C.2.b, C.2.c, and C.2.d are not applicable to any Securities Transaction involving options on the following broad-based indices: the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap. The exempt broad-based indices may be changed from time to time at the discretion of the Chief Compliance Officer.

         E.       Reporting Requirements

               1. Initial and Periodic Disclosure of Personal Holdings by Access Persons. Within ten (10) days of being designated as an Access Person and thereafter on an annual basis, an Access Person (including a Non-Employee Director) must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2).

               2. Transaction and Periodic Statement Reporting Requirements. An Access Person (including a Non-Employee
                    ---------------------------------------------------------
                    Director) must arrange for the Chief Compliance Officer to receive directly from any broker, dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and periodic statements for each account in which such Access Person has a Beneficial Interest. Unless a written exception is granted by the Chief Compliance Officer, an Access Person must also arrange for the Chief Compliance Officer to receive directly from any mutual fund that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest duplicate copies of periodic statements (no less frequently than quarterly) for each account in which such Access Person has a Beneficial Interest. Attached as Appendix 6 is a form of letter that may be used to request such documents from such entities.

                           IF AN ACCESS PERSON OPENS AN ACCOUNT AT A BROKER, DEALER, BANK, OR MUTUAL FUND THAT HAS NOT PREVIOUSLY BEEN DISCLOSED, THE ACCESS PERSON MUST IMMEDIATELY NOTIFY THE CHIEF COMPLIANCE OFFICER IN WRITING OF THE EXISTENCE OF THE ACCOUNT AND MAKE ARRANGEMENTS TO COMPLY WITH THE REQUIREMENTS SET FORTH HEREIN. Access Persons may (but are not required to) report the opening of a new account by completing the New Account(s) Report that is attached as Appendix 8.

                           If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the Chief Compliance Officer.

               3. Disclaimers. Any report of a Securities Transaction for the benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

               4. Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to the Compliance Committee, Board of Directors, the Board of Directors of each Legg Mason Fund, the Code of Ethics Review Committee, Legg Mason Legal and Compliance, Preclearance Officers, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any self-regulatory organization of which Legg Mason Wood Walker, Incorporated is a member, any state securities commission, and any attorney or agent of the foregoing or of the Legg Mason Funds.

IV.      FIDUCIARY DUTIES

         A. Confidentiality. Access Persons are prohibited from revealing information relating to the investment intentions, activities or portfolio of any client of the Legg Mason Group, except to persons whose responsibilities require knowledge of the information.

         B. Gifts. The following provisions on gifts apply to all Access
Persons.

               1. Accepting Gifts. On occasion, because of their position with the Legg Mason Group, Access Persons may be offered, or may receive without notice, gifts from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of the Legg Mason Group. Gifts of a nominal value (i.e., gifts whose reasonable value is no more than $250 a year), and customary business meals, entertainment (e.g., sporting events), and promotional items (e.g., pens, mugs, T-shirts) may be accepted.

                  If an Access Person receives any gift that might be prohibited under this Code, the Investment Person must immediately inform the Chief Compliance Officer.

                  2. Solicitation of Gifts. Access Persons may not solicit gifts or gratuities.

                  3. Giving Gifts. Absent the approval of the Compliance Committee, an Access Person may not personally give gifts with an aggregate value in excess of $250 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

         C. Corporate Opportunities. Access Persons may not take personal advantage of any opportunity properly belonging to a client of the Legg Mason Group. For example, an Access Person should not request permission to acquire a Beneficial Interest in a Security of limited availability without first evaluating whether such Security is appropriate for client accounts.

         D. Undue Influence. Access Persons may not cause or attempt to cause any client account to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person stands to benefit materially from an investment decision for a client account, and the Access Person is making or participating in the investment decision, then the Access Person must disclose the potential benefit to those persons with authority to make investment decisions for the client account (or, if the Access Person in question is a person with authority to make investment decisions for the client account, to the Chief Compliance Officer). The person to whom the Access Person reports the interest, in consultation with the Chief Compliance Officer, must determine whether or not the Access Person will be restricted in making or participating in the investment decision.

         E. Service as a Director. No Access Person may serve on the board of directors of a publicly-held company (other than the Fund Advisers, their affiliates, and the Funds) absent prior written authorization by the Chief Compliance Officer and the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Access Person be isolated, through informational barriers or other procedures, from those making investment decisions related to the issuer on whose board the Investment Person sits.

V.       COMPLIANCE WITH THE CODE OF ETHICS

         A.       Code of Ethics Review Committee

               1. Membership, Voting and Quorum. The Code of Ethics Review Committee is comprised of the individuals identified in Appendix 1. The Committee shall vote by majority vote with two members serving as a quorum. Vacancies may be filled and, in the case of extended absences or periods of unavailability, alternates may be selected, by a majority vote of the remaining members of the Committee; provided, however, that at least one member of the Committee shall be a member of Legg Mason Legal and Compliance.

               2. Investigating Violations of the Code. The Compliance Committee is responsible for investigating any suspected violation of the Code and, to the extent the violation is related to the Legg Mason Funds, shall report the results of each investigation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code that relates to the Legg Mason Funds. Any material violation relating to the Legg Mason Funds will be reported to the Board of Directors of the relevant Legg Mason Funds no less frequently than each quarterly meeting.

               3. Annual Reports. The Compliance Committee will review the Code at least once a year, in light of legal and business developments and experience in implementing the Code.

         B.       Remedies

               1. Sanctions. If the Compliance Committee determines that an Access Person has committed a violation of the Code, the Compliance Committee may impose sanctions and take other actions as they deem appropriate, including a letter of caution or warning, suspension of personal trading rights, suspension of employment (with or without compensation), fine, civil referral to the Securities and Exchange Commission, criminal referral, and termination of the employment of the violator for cause. The Compliance Committee may also require the Access Person to reverse the transaction in question and forfeit any profit or absorb any loss associated or derived as a result. The amount of profit shall be calculated by the Compliance Committee and shall be forwarded to a charitable organization selected by the Compliance Committee. Failure to promptly abide by a directive from the Compliance Committee to reverse a trade or forfeit profits may result in the imposition of additional sanctions. No member of the Compliance Committee may not review his or her own transaction.

               2. Review. To the extent a violation involves a Legg Mason Fund, it will be reported to the Code of Ethics
                    Review Committee, which may modify the sanctions imposed by the Compliance Committee. In the event the Code of Ethics Review Committee determines that a violation is material, the violation will be reported to the Board of Directors of the relevant Legg Mason Fund, which may modify sanctions imposed by the Compliance Committee and the Code of Ethics Review Committee as the Board deems appropriate. The Board shall have access to all information considered by the Compliance Committee and the Code of Ethics Review Committee in relation to the case. The Compliance Committee and the Code of Ethics Review Committee may delay the imposition of any sanctions pending review by the applicable Board of Directors.

         C. Exceptions to the Code. Although exceptions to the Code will rarely, if ever, be granted, the Compliance Committee may grant exceptions to the requirements of the Code on a case by case basis if, in the opinion of the Compliance Committee, the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and any exceptions involving a Legg Mason Fund must be reported as soon as practicable to the Code of Ethics Review Committee and at its next regularly scheduled meeting after the exception is granted.

         D. Inquiries Regarding the Code. The Chief Compliance Officer will answer any questions about this Code or any other compliance-related matters.

VI.      DEFINITIONS

         When used in the Code, the following terms have the meanings set forth below:

         "ACCESS PERSON" means:

         (1) (a) every director or officer of Legg Mason Funds Management and Legg Mason Capital Management, and (b) the Managing Member of LMM;

         (2) every employee of the Legg Mason Group, who in connection with his or her regular functions, (a) obtains information regarding the portfolio holdings of a client of the Legg Mason Group prior to public dissemination, or (b) makes, participates in, or obtains information regarding the purchase or sale of a Security by a client account;

         (3) every natural person in a control relationship with the Legg Mason Group or a Legg Mason Fund who obtains information concerning (a) a Fund's portfolio holdings prior to public dissemination, or (b) recommendations made to a Fund with regard to the purchase or sale of a Security, prior to its public dissemination or prior to the execution of all resulting trades;

         (4) any director, officer or employee of Legg Mason Wood Walker, Incorporated (a) who in the ordinary course of his or her business (i) obtains information regarding the portfolio holdings of a Legg Mason Fund prior to public dissemination, or (ii) makes, participates in or obtains information regarding the purchase or sale of Securities for any of the Legg Mason Funds, or (b) whose functions or duties as a part of the ordinary course of his or her business relate to the making of any recommendation to a Legg Mason Fund concerning the purchase or sale of Securities; and

         (5) such other persons as a Chief Compliance Officer or Legg Mason Legal and Compliance shall designate.

         Any uncertainty as to whether an individual is an Access Person should be brought to the attention of a Chief Compliance Officer. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 17j-1(e) (1) promulgated under the Investment Company Act of 1940, as amended.

         "BENEFICIAL INTEREST" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

         An Access Person is deemed to have a Beneficial Interest in the following:

                  (1)      any Security owned individually by the Access Person;

                  (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, partnerships, trusts and controlling interests in corporations); and

                  (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

                           a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

                           b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

         In addition, an Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person provides the Chief Compliance Officer with satisfactory assurances that the Access Person does not have an ownership interest, individual or joint, in the Security and exercises no influence or control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 7 (Certification of No Beneficial Interest) in connection with such requests.

         Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Chief Compliance Officer. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and (5) promulgated under the Securities Exchange Act of 1934, as amended.

               "BOARD OF DIRECTORS" means the board of directors of Legg Mason
                    Capital Management, Inc. and Legg Mason Funds Management, Inc., and the Managing Member of LMM LLC.

               "CHIEF COMPLIANCE OFFICER" means the individual identified as the
                    Chief Compliance Officer in Appendix 1, and such person's designees.

               "CODE" means this Code of Ethics, as amended.

               "CODE OF ETHICS REVIEW COMMITTEE" means the Legg Mason Funds Code of Ethics Review Committee as set forth on Appendix 1.

               "COMPLIANCE COMMITTEE" shall consist of the Chief Compliance
                    Officer and his or her designees identified in Appendix 1.

               "EQUIVALENT SECURITY" means any Security issued by the same entity as the issuer of a subject Security, that is exchangeable for or convertible into the underlying Security including but not limited to: options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

               "FUND ADVISER" means any entity that acts as a manager, adviser or sub-adviser to a Legg Mason Fund.

               "IMMEDIATE FAMILY" of an Access Person means any of the following persons:

                  child               grandparent                son-in-law
                  stepchild           spouse                     daughter-in-law
                  grandchild          sibling                    brother-in-law
                  parent              mother-in-law              sister-in-law
                  stepparent          father-in-law

         Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that a Chief Compliance Officer determines could lead to possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

               "INVESTMENT PERSONNEL" and "INVESTMENT PERSON" mean:
                    -------------------- -----------------

         (1)      Each Portfolio Manager;

(2) Any Access Person who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by a client account, including an Access Person who designs a model portfolio, or who helps execute a Portfolio Manager's decision; and

         (3) Any natural person who controls a Fund or a Fund Adviser and who obtains information concerning recommendations made to a Fund regarding the purchase or sale of Securities by a Fund.

               "LEGG MASON CAPITAL MANAGEMENT" means Legg Mason Capital
                    Management, Inc. -----------------------------

               "LEGG MASON GROUP" means Legg Mason Funds Management, Legg Mason
                    Capital Management, and LMM.

               "LEGG MASON LEGAL AND COMPLIANCE" means the Asset Management
                    Group of the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

               "LEGG MASON FUND" and "FUND" mean an investment company
                    registered under the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is part of the Legg Mason Family of Funds, including, but not limited to, each or all of the series in the Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax Free Income Fund, Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Focus Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Investment Trust, Inc., and Legg Mason Charles Street Trust, Inc.

               "LEGG MASON FUNDS MANAGEMENT" means Legg Mason Funds Management,
                    Inc.

               "LMM" means LMM LLC.

               "NON-EMPLOYEE DIRECTOR" means a person that is an Access Person exclusively by reason of his or her service as a director of Legg Mason Funds Management or Legg Mason Capital Management who does not, in the ordinary course of his or her business
                    (a) obtain information regarding the portfolio holdings of any Legg Mason Group client prior to public dissemination,
                    (b) obtain information regarding the purchase or sale of Securities for any client of the Legg Mason Group, or (c) perform any functions or duties that relate to the making of recommendations concerning the purchase or sale of securities by the Legg Mason Group.

               "PORTFOLIO MANAGER" means a person who has or shares principal day-to-day responsibility for managing the portfolio of a client.

               "PRECLEARANCE OFFICER" means the person designated as a
                    Preclearance Officer in Appendix 1 hereof or such person's designee.

               "SECURITIES TRANSACTION" means a purchase or sale of Securities in which an Access Person has or acquires a Beneficial Interest.

               "SECURITY" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

VII. APPENDICES TO THE CODE

     The following appendices are attached to and are a part of the Code:

     Appendix 1.  Contact Persons;
                  ---------------

     Appendix 2.  Acknowledgement of Receipt of Code of Ethics and Personal
                  Holdings Report;
                  -----------------

     Appendix 3.  Legg Mason Fund Trade Authorization Request;
                  -------------------------------------------

     Appendix 4.  Trade Authorization Request for Access Persons;
                  ----------------------------------------------

     Appendix 5.  Certification of Access Person's Designee;
                  -----------------------------------------

     Appendix 6.  Form Letter to Broker, Dealer, Bank, or Mutual Fund;
                  ---------------------------------------------------

     Appendix 8.  Certification of No Beneficial Interest;
                  ---------------------------------------

     Appendix 9.  New Account(s) Report;
                  ---------------------

                                   APPENDIX 1


                                 CONTACT PERSONS

CHIEF COMPLIANCE OFFICER

     Andrew J. Bowden

DESIGNEES OF THE CHIEF COMPLIANCE OFFICER

      Jennifer W. Murphy
     Laura A. Boydston

PRECLEARANCE OFFICERS

     Jennifer W. Murphy
     Laura A. Boydston
     Andrew J. Bowden
     Mark T. Pare'

DESIGNEES OF PRECLEARANCE OFFICER

     None

LEGG MASON LEGAL AND COMPLIANCE DEPARTMENT

     Gregory T. Merz
     Neil P. O'Callaghan
     Richard M. Wachterman

CODE OF ETHICS REVIEW COMMITTEE

     Gregory T. Merz
     Neil P. O'Callaghan
     Mark R. Fetting
     Jennifer W. Murphy
     Edward A. Taber, III
     Deepak Chowdhury

                                   APPENDIX 2


   ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS AND PERSONAL HOLDINGS REPORT

I acknowledge that I have received the Code of Ethics dated June 1, 2004 and represent that:

1. I have read the Code and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with the requirements of the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from preclearance under the Code.

3. In accordance with the requirements of the Code, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree to disgorge and forfeit any profits on prohibited transactions in accordance with the requirements of the Code.

5.   I will comply with the Code of Ethics in all other respects.

6.   The following is a list of all Securities in which I have a Beneficial
     Interest:

     (1) PROVIDE THE INFORMATION REQUESTED BELOW FOR EACH ACCOUNT THAT YOU MAINTAIN WITH A BROKER, DEALER, BANK, OR MUTUAL FUND (INCLUDING ACCOUNTS YOU MAINTAIN AT LEGG MASON WOOD WALKER, INCORPORATED). INDICATE "NONE" IF APPROPRIATE.


---------------------------------------- -------------------------------------- --------------------------------------
   NAME OF BROKER, DEALER, BANK, OR
              MUTUAL FUND                            ACCOUNT TITLE                         ACCOUNT NUMBER
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                       (ATTACH A SEPARATE SHEET IF NECESSARY)

     (2) ATTACH THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT IDENTIFIED
         ABOVE THAT IS NOT MAINTAINED AT LEGG MASON WOOD WALKER, INCORPORATED.








(3)      IF YOU OWN BENEFICIAL INTERESTS IN SECURITIES THAT ARE NOT LISTED ON AN
         ATTACHED ACCOUNT STATEMENT OR IN AN ACCOUNT MAINTAINED AT LEGG MASON
         WOOD WALKER, INCORPORATED, LIST THEM BELOW. INCLUDE PRIVATE EQUITY
         INVESTMENTS. INDICATE "NONE" IF APPROPRIATE.

---------------------- -------------------- -------------------- ---------------------------- -------------------------
   NAME OF BROKER,


                                                                                                     NUMBER OF
  DEALER, BANK, OR        ACCOUNT TITLE       ACCOUNT NUMBER                                  SHARES/PRINCIPAL AMOUNT
     MUTUAL FUND                                                      NAME OF SECURITY
---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------

                      (ATTACH SEPARATE SHEET IF NECESSARY)

7. (INVESTMENT PERSONNEL ONLY) The following is a list of publicly-held companies (other than Fund Advisers, their affiliates, and the Funds) on which I serve as a member of the board of directors. INDICATE "NA" OR
     "NONE" IF APPROPRIATE.

------------------------------------------------------------ ----------------------------------------------------------
                      NAME OF COMPANY                                           BOARD MEMBER SINCE
------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------

8. I certify that the information on this form is accurate and complete.


----------------------------------
Access Person's Name




------------------------------------
Access Person's Signature                                              Date

                                   APPENDIX 3


                   LEGG MASON FUND TRADE AUTHORIZATION REQUEST


1. Name of Access Person:


2. Account Title:



3. Account Number:



4.   Legg Mason Fund to be purchased or sold:



5.   Maximum number of shares or $ amount to be purchased or sold:



6.   Name and phone number of broker to effect transaction:



7. Check applicable boxes: Purchase     Sale

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) If I am requesting a sale authorization, I have not purchased shares of the same Legg Mason Fund for the same account within 60 calendar days.

     (b) By entering this order, I am not using my knowledge of the portfolio holdings of a Legg Mason Fund in an effort to profit through short-term trading of such Fund.

     (c) I believe that the proposed trade fully complies with the requirements of the Code.



   -------------------------------------       --------------------   ----------
   ACCESS PERSON'S SIGNATURE                            DATE              TIME

                                   APPENDIX 4


                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS


1. Name of Access Person:


2. Account Title:



3. Account Number:



4. Name of Security:



5. Maximum number of shares or units to be purchased or sold or amount of bond:



6.   Name and phone number of broker to effect transaction:



7.   Check applicable boxes: Purchase   Sale   Market Order  Limit Order

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

     (b) I am not aware that any Legg Mason Fund has an open order to buy or sell the Security or an Equivalent Security.

     (c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a Legg Mason Fund to profit by the market effect of such Fund transaction.

     (d) (Investment Personnel Only). The Security is not being acquired in an initial public offering.

     (e) (Investment Personnel Only). The Security is not being acquired in a private placement or, if it is, I have reviewed
                  Section III.C.2 of the Code and have attached hereto a written explanation of such transaction.

     (f) (Investment Personnel Only). If I am purchasing the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) sold the Security or an Equivalent Security in the prior 60 days.

     (g) (Investment Personnel Only) If I am selling the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) purchased the Security or an Equivalent Security in the prior 60 days.

     (h) I believe that the proposed trade fully complies with the requirements of the Code.



   -------------------------   --------------------      -----------------------
   Access Person's Signature    Date                            Time

                                   APPENDIX 5


                    CERTIFICATION OF ACCESS PERSON'S DESIGNEE

     The undersigned hereby certifies that the Access Person named on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf, (b) to the best of my knowledge, was out of the office at the time of such instruction and has not returned, and (c) confirmed to me that the representations and warranties contained in the attached Form are accurate.



                                     --------------------------------
Access Person's Designee


                                     --------------------------------
Print Name


                                     --------------------------------
                                     Date

                                   APPENDIX 6


                    FORM OF LETTER TO BROKER, DEALER, OR BANK

                                     (Date)

(Name
and Address)

         Subject: Account #
                           ---------------------------------------

Dear                                       :
     --------------------------------------

         My employer is an investment adviser to, or principal underwriter of, an investment company. Pursuant to my employer's Code of Ethics and Rule 17j-1 under the Investment Company Act of 1940, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                                Laura A. Boydston
                          100 Light Street, 21st Floor,
                               Baltimore, MD 21201

         Thank you for your cooperation. If you have any questions, please contact me or (Name of Individual Responsible for Reviewing Periodic Holdings and Transaction Reports) at _______________________________.


                                           Sincerely,


                                           (Name of Access Person)

                                   APPENDIX 7


                     CERTIFICATION OF NO BENEFICIAL INTEREST

I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by certain members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate Family who reside in my household:

                                                              Brokerage Firm
                           Relationship of Immediate       (Include Legg Mason
Account Name               Family Member                      Account Number
Accounts)











I certify that with respect to each of the accounts listed above (INITIAL APPROPRIATE BOXES):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I do not own individually or jointly with others any of the securities held in the account.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I do not influence or control investment decisions for the account.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I do not act as a broker or investment adviser representative for the account.


I agree that I will notify the Chief Compliance Officer immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.


                                                     Access Person's Signature



                                   Print Name



                                      Date

                                   APPENDIX 8


                              NEW ACCOUNT(S) REPORT

I recently opened the following account(s) in which I have a Beneficial
Interest:

----------------- ------------------------ --------------- ---------------------
                    NAME OF BROKER, DEALER, BANK, OR

  DATE OPENED
                              MUTUAL FUND                     ACCOUNT TITLE             ACCOUNT NUMBER
----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
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----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------





                              --------------------------------------------------
                              Access Person's Name  (PLEASE PRINT)



                              --------------------------------------------------
                              Access Person's Signature


                              ------------------------------------------
                              Date